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                                  GROUND LEASE
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                  THIS GROUND LEASE (the "Lease") is made as of November 24,
1993, by and between IMPERIAL IRRIGATION DISTRICT, an irrigation district organized and existing under the laws of the State of California ("Landlord"), and SALTON SEA POWER GENERATION L.P., a California limited partnership and SALTON SEA BRINE PROCESSING L.P., a California limited partnership (together, "Tenant").

                              ARTICLE 1 DEFINITIONS

         1.1 Unless the context shall otherwise require, the following capitalized terms used herein shall have the following meanings:

                  1.1.1 "DAMAGES" means any losses, damages, liabilities, claims, judgments, liens, penalties, costs and expenses, including, without limitation, reasonable attorneys' and consultants' fees.

                  1.1.2  "EFFECTIVE DATE" means November 24, 1993.

                  1.1.3 "FACILITIES" means those certain geothermal electrical power generating facilities commonly known as Unocal Salton Sea Units 1 and 2, together with all wells and wellsites, pipelines, utility installations, machinery, equipment, buildings and other items associated therewith or related thereto and located on the Premises.

                  1.1.4 "FINANCING" means term financing for the Facilities and, if Tenant so elects, for the construction and subsequent term financing of any Increased Capacity Improvements, whether in the same or separate transactions.

                  1.1.5 "GEOTHERMAL LEASE" means that certain Lease dated as of November 29, 1960, between Landlord and Joseph I. O'Neill, Jr. and Ashman & Hilliard, recorded on November 29, 1960 in Book 1064, Page 526 of Official Records of Imperial County, (a) as amended prior to November 24, 1993, (b) as amended and restated by that certain Amended and Restated Geothermal Lease and Agreement dated as of November 24, 1993, between Landlord and Magma Land and (c) as hereafter amended or supplemented.

                  1.1.6 "INCREASED CAPACITY IMPROVEMENTS" means any increase in the combined installed capacity of the Facilities as such capacity existed as of the Effective Date, which directly results from (a) the replacement of existing generators in one or more of the Facilities with generators of a higher nameplate rating, (b) the installation of additional generators in one or more of the Facilities, (c) the reconstruction or replacement of a Facility for the purpose of increasing its installed capacity and/or (d) any additional geothermal electrical power generating facility which may in the future be constructed on the Premises.

                  1.1.7 "LAW" OR "LAWS" means all applicable laws, statutes, ordinances, rules, regulations and orders of any federal, state or local governmental agency.

                  1.1.8 "MAGMA LAND" means Magma Land Company I, a Nevada corporation, and its grantees, successors and assigns.

                  1.1.9 "PERSON" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a governmental agency.



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                  1.1.10 "PREMISES" means the real property described on Exhibit
"A" attached hereto.

                  1.1.11 "PROJECT LENDER" means the lender or lenders collectively advancing all or a portion of the Financing, and their respective agents, trustees (including, without limitation, collateral agents, security agents and loan trustees), grantees, successors and assigns.

                  1.1.12 "PROJECT LENDER'S LIEN" means any security interest taken by the Project Lender in Tenant's right, title and interest under this Lease.

                  1.1.13 "PROJECT LENDER'S LOAN DOCUMENTS" means all instruments, agreements and other documents evidencing or relating to the Financing and/or the security therefor.

                  1.1.14 "RENTAL COMMENCEMENT DATE" means January 1, 1994.

                                 ARTICLE 2 LEASE

         2.1 Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, on the terms and conditions, and subject to the reservations, set forth in this Lease.

         2.2 The rights of Tenant under this Lease are and shall remain junior, subordinate and subject to:

                  2.2.1 The right, title and interest of Magma Land under the Geothermal Lease. Without limiting the generality of the foregoing, the rights of Tenant hereunder shall be subject to the rights of Magma Land to use the Premises for any operations, activities and purposes permitted under the Geothermal Lease, including, without limitation, for: (a) drilling, producing, transporting, injecting and processing geothermal substances in connection with the operation of the Facilities and any Increased Capacity Improvements; and (b) for Operations (as that term is defined in the Geothermal Lease) in connection with, for the benefit of and for purposes incidental to Operations on lands in the vicinity of and outside the Premises, including, without limitation, the right to (i) drill and maintain wells on the Premises which bottomhole on lands other than the Premises and (ii) install and maintain pipelines on the Premises which carry geothermal substances to or from lands other than the Premises.

                  2.2.2 The right, title and interest of Magma Land and Salton Sea Brine Processing L.P. under that certain Easement Grant Deed and Agreement Regarding Rights for Geothermal Development dated as of March 31, 1993.

                  2.2.3 The rights of the lessee under that certain Agricultural Lease effective July 1, 1993, between Landlord and Richard Elmore and Howard Elmore, which Landlord represents, warrants and covenants to Tenant
(a) will expire on June 30, 1994, and will not be renewed, extended or replaced and (b) does not affect the portion of the Premises upon which the Facilities are situated.

                                 ARTICLE 3 TERM

         3.1 The term of this Lease shall commence upon the Effective Date, and, unless sooner terminated as provided in this Lease, shall expire on November 24, 2026.

                                 ARTICLE 4 RENT

         4.1 Tenant shall pay to Landlord, without abatement, deduction or offset, "Base Annual Rent" for the Premises, commencing on the Rental Commencement Date and continuing thereafter on the first day of each calendar year throughout the term of this Lease, in the amount of Forty-Six Thousand, Eight Hundred Dollars ($46,800.00).



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         4.2      The Base Annual Rent shall be subject to adjustment every five
(5) years as follows:

                  4.2.1 On every fifth (5th) anniversary of the Rental Commencement Date, the Base Annual Rent shall be adjusted to reflect the increase, if any, in the Consumer Price Index published by the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, All Items, for the Los Angeles-Anaheim-Riverside Metropolitan Area (the "CPI"), as follows: The Base Annual Rent amount provided in Section 4.1 hereof shall be multiplied by a fraction, the numerator of which shall be the CPI for the month of September immediately preceding such adjustment, and the denominator of which shall be the CPI for the month of September, 1993. The sum so calculated shall constitute the new Base Annual Rent hereunder, but in no event shall such new Base Annual Rent be less than the Base Annual Rent payable for the year immediately preceding such adjustment.

                  4.2.2 In the event that the publication of the CPI shall be transferred to any other governmental agency or shall be discontinued, then the index most nearly the same as the CPI, as determined in good faith by Landlord, shall be used to make such adjustments.

                  4.2.3 Tenant shall continue to pay Base Annual Rent at the rate previously in effect until the next adjustment, if any, is determined. Thereafter, the Base Annual Rent shall be paid at the increased rate.

         4.3 Rent for any period during the term hereof which is for less than one year shall be prorated based on a three hundred and sixty-five (365) day year. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

                   ARTICLE 5 TAXES, ASSESSMENTS AND UTILITIES

         5.1 Tenant shall pay all real and personal property taxes and assessments, general or special, levied against (a) this Lease or any right, title or interest of Tenant in the Premises, (b) the Facilities and any Increased Capacity Improvements and/or (c) any geothermal substances used to fuel the Facilities and any Increased Capacity Improvements, including, without limitation, any possessory interest, license, production, severance or excise taxes, but excluding income, inheritance and estate taxes.

                  5.1.1 All payments of real property taxes shall be prorated, on the basis of a 365-day year, for the applicable portion of the tax fiscal years at the commencement and expiration of the term of this Lease.

                  5.1.2 If the Premises are assessed together with other real or personal property of Landlord apart from the Premises, the taxes imposed on the entire assessed property shall be prorated, and Tenant shall pay that amount which equals the product obtained by multiplying the entire tax by a fraction, the numerator of which equals the value of the Premises and the denominator of which equals the value of all of the property so assessed.

                  5.1.3 Tenant may contest the legal validity or amount of any taxes for which Tenant is responsible under this Lease, and may institute such proceedings as Tenant considers necessary or appropriate in connection therewith. If Tenant contests any such taxes, Tenant may withhold or defer payment or pay under protest, but shall protect Landlord and the Premises from any lien by surety bond or other appropriate security reasonably acceptable to Landlord. Landlord hereby appoints Tenant as Landlord's attorney-in-fact for the purpose of making all payments to any taxing authorities and for the purpose of contesting any taxes affecting the Premises, conditioned on Tenant's preventing any liens from being levied on the Premises or on Landlord by reason of the non-payment of such taxes.

         5.2 Tenant agrees to pay, before the same become delinquent, all charges for gas, electricity, sewage, water, telephone, trash removal, and other similar or dissimilar public services or commodities furnished to the



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Premises, the Facilities or any Increased Capacity Improvements during the term of this Lease, including all installation, connection and disconnection charges.

         5.3 It is the intent of the parties hereto that the rent provided in this Lease shall be absolutely net to Landlord, and that, except as otherwise expressly provided in this Lease, Tenant shall pay all costs and charges of every kind and nature incurred for, against, or in connection with the Premises which may arise or become due from and after the Rental Commencement Date and during the term hereof, including, without limitation, all taxes, utilities, insurance premiums and maintenance costs; provided, however, that nothing herein shall be construed as requiring Tenant to pay any installment of interest or principal owing on any encumbrance against the Premises for which Landlord is the obligor. All such costs and charges at the commencement and the end of the term of this Lease shall be appropriately prorated between the parties.

                                  ARTICLE 6 USE

         6.1 Tenant shall use and permit the use of the Premises only for the construction, maintenance, repair, replacement and operation of the Facilities and any Increased Capacity Improvements, and for any uses associated therewith or incidental thereto. Further, Tenant may plant, irrigate, fertilize, nurture and harvest crops on the Premises, or permit licensees or subtenants to do the same, and any rentals from such agricultural use shall belong exclusively to Tenant.

         6.2 Tenant shall, at Tenant's expense, promptly comply with all Laws now in effect or which may hereafter come into effect during the term hereof, relating in any manner to the Premises or the occupation and use by Tenant of the Premises. Tenant shall conduct its business in a lawful and commercially reasonable manner, and shall not use or permit the use of the Premises in any manner that will create waste or nuisance. Except as otherwise provided in this Lease, Tenant shall indemnify, defend and hold harmless Landlord from and against any and all Damages which may be imposed upon or incurred by Landlord or asserted against Landlord by any third Person, arising out of or attributable to Tenant's operations on the Premises.

         6.3 Notwithstanding Section 6.2 hereof (in which the clause "in all material respects" has not been used to modify the effect of the word "comply" in the first sentence thereof), Tenant shall, at Tenant's expense, comply in all material respects with all environmental Laws now in effect or which may come into effect during the term hereof, including, without limitation, the Resource Conversation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act, the Clean Water Act, the California Hazardous Waste Control Act, the California Hazardous Substance Act, the Porter-Cologne Water Quality Control Act and all applicable regulations promulgated pursuant thereto.

         6.4 Tenant shall indemnify, defend and hold harmless Landlord from and against any and all Damages which may be imposed upon or incurred by Landlord or asserted against Landlord by any third Person in connection with any violation of the provisions of Section 6.3 hereof, arising out of or attributable to (a) the assets, business, or operations of Tenant at or on the Premises or (b) any acts or omissions of or by Union Oil Company of California on the Premises prior to March 31, 1993, which, were said Union Oil Company of California a party hereto, would constitute a material violation of Section 6.3 hereof.

         6.5 Without in any way limiting the scope of Tenant's obligations under the indemnification provisions of Section 6.4 hereof, Tenant shall be responsible for all investigations, studies, cleanup, corrective action or response or remedial action required by any local, state or federal governmental agency now or hereafter authorized to regulate environmental matters or by any consent decree, or court or administrative order now or hereafter applicable to the Premises, or by any Law now or hereafter in effect.

         6.6 As between Landlord and Tenant, Tenant shall have the responsibility and right to manage and control all investigations and any environmental cleanup, remediation, or related activities, and may negotiate with



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and fulfill any requirements or claims made by a governmental entity or third party, and may settle or contest such requirements or third-party claims.

         6.7 Tenant hereby accepts the Premises in its condition existing as of the Effective Date, subject to all applicable Laws governing and regulating the use of the Premises, and all recorded easements, covenants, conditions, restrictions and other matters of record (including, without limitation, the Geothermal Lease), and Tenant accepts this Lease subject thereto. Tenant acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Landlord nor Landlord's agents or employees has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business.

                 ARTICLE 7 MAINTENANCE, REPAIRS AND ALTERATIONS

         7.1 Throughout the term, Tenant shall, at Tenant's sole cost and expense, maintain the Premises in good condition and repair, ordinary wear and tear excepted, in accordance with all Laws; provided, however, that subject to the provisions of any Project Lender's Loan Documents, Tenant shall not be required to repair, restore or remedy any damage to or destruction of the Facilities, and may instead elect to raze the improvements so damaged or destroyed, and provided further, that following any such razing, Tenant shall be entitled to terminate this Lease and the obligation to pay rent contained herein, so long as Tenant complies with Section 7.4 hereof.

         7.2 Tenant shall be free to make any alterations or additions to the Premises, and may from time to time construct any Increased Capacity Improvements and any other improvements permitted under Section 6.1 hereof, subject to the following:

                  7.2.1 Tenant shall pay when due, all claims for labor or materials furnished to or for Tenant at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, and shall indemnify and defend Landlord against any such liens or claims of lien.

                  7.2.2 If Tenant shall, in good faith, contest the validity of any lien, claim or demand, then Tenant shall, at its sole expense, defend itself and Landlord against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against Landlord or the Premises, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien claim or demand, indemnifying Landlord against liability for the same and holding the Premises free from the effect of such lien or claim.

         7.3 Notwithstanding any other provision of this Lease, the Facilities, any Increased Capacity Improvements and any of Tenant's other fixtures and personal property, whether or not affixed to the Premises, shall be deemed severed from and not a part of the underlying real property and shall not merge therewith, and shall remain the property of Tenant at all times during and after the term of this Lease, and may be removed by Tenant from the Premises; and all insurance proceeds received in connection with any damage to or destruction of the Facilities, any Increased Capacity Improvements and/or such other property shall belong exclusively to Tenant.

         7.4 Within a reasonable period of time (not to exceed one hundred and eighty (180) days) after the expiration or earlier termination of the term of this Lease, Tenant shall, in accordance with good operating practice and in compliance with Law, (a) remove from the Premises the Facilities, any Increased Capacity Improvements and any and all other facilities, structures, pipelines, machinery, equipment, fixtures and personal property (except wells and casings) located on the Premises, (b) level and fill all sump holes and mud pits and cap or plug any wells constructed or drilled on the Premises, (c) to the extent reasonably practicable, demolish and remove all foundations, fix all excavations, return the Premises to grade, and leave the Premises safe and free from debris and (d) surrender the Premises to Landlord in good condition and repair, ordinary wear and tear excepted.



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Notwithstanding the foregoing, Tenant shall not be required to remove from the
Premises any facilities, structures, pipelines, machinery, equipment and other fixtures or personal property installed or constructed by, or take any other actions required in this Section 7.4 with respect to the property or activities of, Magma Land or any Transferee (as that term is defined in the Geothermal Lease) other than Salton Sea Brine Processing L.P., in each case to the extent such installation, construction and operations were conducted pursuant to the rights reserved to Magma Land under the Geothermal Lease.

         7.5 Tenant shall maintain and repair, in accordance with reasonable engineering standards, all those dikes and levees on the Premises, if any, which Tenant is from time to time expressly required to maintain and repair pursuant to any applicable permit issued by the County of Imperial in connection with Tenant's operations, and Landlord assumes no responsibility therefor; provided, however, that Landlord shall maintain and repair, in accordance with reasonable engineering standards, all dikes and levees on other property of Landlord in the vicinity of the Premises (except those dikes and levees which Magma Land is required to maintain and repair pursuant to the provisions of the Geothermal Lease), and Tenant assumes no responsibility therefor.

         7.6 Tenant shall be entitled, without charge, to use in connection with its operations or for maintaining or repairing any dike or levee, any earth or rock located on the Premises; provided, however, that notwithstanding Section
7.4 hereof, Tenant shall not be responsible for fixing any excavations or returning the Premises to grade to the extent that (a) such use of earth or rock was for the purpose of maintaining or repairing any dike or levee or (b) soils were taken or utilized by Landlord under Section 7.7 hereof.

         7.7 Landlord reserves the right to enter the Premises and to take and utilize the soils contained therein as fill for flood control purposes, at no charge to Landlord; provided, however, that (a) in exercising its rights under this Section 7.7, Landlord shall not interfere with or cause any material delay, or increase in the cost of, Tenant's operations on the Premises and (b) Landlord shall indemnify, defend and hold harmless Tenant from and against any and all Damages, whether or not arising out of third-party claims, which may be imposed upon or incurred by Tenant or asserted against Tenant by any other Person, arising out of or attributable to such entry and use of such soils by Landlord. Without limiting the generality of the foregoing, Landlord shall not take or use any soil from any portion of the Premises which, at the time of such entry by Landlord, is being used as, or has been set aside for, the site of any facilities, well pads or other improvements, nor shall Landlord's use of such soils impair the lateral or subjacent support for any such site. In the event of any conflict between the rights of Landlord to take and utilize soils under this
Section 7.7 and the rights of Tenant to use earth or rock under Section 7.6 hereof, the rights of Landlord under this Section 7.7 shall take priority.

         7.8 Notwithstanding any other provision of this Lease, each party hereto hereby waives any claim against the other party hereto for Damages caused by any change or changes in the level of the Salton Sea; provided, however, that such waiver shall not apply to Damages which may be imposed upon or incurred by a party hereto or asserted against a party hereto by a third Person, arising out of or attributable to the gross negligence or intentional acts or omissions of the other party hereto or the failure of such other party to perform its obligations under Section 7.5 hereof. The parties hereto agree that such waiver shall include, without limitation, Damages caused by flooding, seepage or other circumstances attributable to any change or changes in the level of the Salton Sea, and that such waiver is part of the consideration under this Lease.

                       ARTICLE 8 ASSIGNMENT AND SUBLETTING

         8.1 Tenant may, at any time and from time to time during the term of this Lease, without the consent of Landlord, transfer, assign, alienate, license, sublet or grant to any Person all or any portion of the right, title or interest then held by it in the Premises or under this Lease (a "Transfer").

         8.2 Notwithstanding Section 8.1 hereof, but subject to Article 9 hereof, any Transfer of all of the right, title and interest of Tenant under this Lease shall require the consent of Landlord, which consent shall not unreasonably be withheld; provided, however, that without the consent of Landlord, Tenant shall be free to Transfer



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all or any portion of the right, title or interest held by it in the Premises or under this Lease: (a) to (i) any affiliate of Tenant, (ii) any partnership in which Tenant or an affiliate of Tenant is a general partner or (iii) any Person for whom Tenant or an affiliate of Tenant acts as the operator of the Premises; or (b) through a sale-leaseback transaction, so long as Tenant or an affiliate of Tenant is the lessee in such sale-leaseback transaction.

         8.3 In the event that Landlord's consent to a Transfer is required under Section 8.2 hereof, Tenant shall submit a written request to Landlord for such consent, which request shall be accompanied by reasonably pertinent details concerning the Person to whom such Transfer is proposed to be made, and Landlord shall have forty-five (45) calendar days in which to approve or disapprove of such Transfer. Landlord's failure to disapprove of such Transfer within such forty-five (45) day period shall be conclusively deemed to constitute Landlord's approval thereof. In no event shall Landlord be entitled to require the payment of any additional consideration in exchange for its approval of any Transfer requiring its consent hereunder.

         8.4 Upon any Transfer of less than all of the right, title and interest of Tenant under this Lease, Tenant shall be and remain ultimately liable to Landlord for the performance of all obligations hereunder.

         8.5 Upon (a) a Transfer of all the right, title and interest of Tenant under this Lease, (b) the assumption by the assignee of all remaining obligations of Tenant hereunder and (c) the giving of Landlord's consent thereto if so required under Section 8.2 hereof, Tenant shall be released from, and shall have no further obligations or liability hereunder.

                           ARTICLE 9 RIGHTS OF LENDER

         9.1 Tenant may, from time to time in one or more transactions, without obtaining the consent of Landlord, hypothecate, mortgage, pledge or alienate all or any portion of Tenant's right, title and interest under this Lease to the Project Lender. Tenant or the Project Lender shall give written notice to Landlord of the Project Lender's Lien and the Project Lender's address for notices hereunder; provided, however, that any failure to give such notice shall not be grounds for denying the Project Lender the rights and protections provided in this Article 9, so long as Landlord has received actual notice of the Project Lender's Lien.

         9.2 Any surrender or abandonment in whole or in part of this Lease, or any material amendment hereto or termination hereof, shall be ineffective and of no force or effect unless and until the prior written consent of the Project Lender has been obtained thereto.

         9.3 The Project Lender shall have the right, but not the obligation, at any time prior to the expiration or earlier termination of this Lease, and without the payment of any penalty, to (a) make any payments due hereunder, (b) do any other act or thing required of Tenant hereunder and (c) do any act or thing that may be necessary or appropriate to be done in the performance and observance of the terms hereof to prevent any default under or termination of this Lease. All payments so made and all things so done and performed by the Project Lender shall be as effective to prevent any default under or termination of this Lease as they would have been if made, done and performed by Tenant instead of by the Project Lender; provided, however, that no such payment or performance shall by itself be deemed to create a landlord-tenant relationship between Landlord and such Project Lender.

         9.4 Tenant shall not be in default under this Lease unless Tenant fails to perform the obligations required of it hereunder within the time periods set forth herein, including all applicable cure periods. If Tenant fails to cure any default hereunder within the time so provided, then, commencing upon receipt by the Project Lender of written notice from Landlord to the effect that Tenant has failed to cure such default within such time, the Project Lender shall have an additional thirty (30) days to cure such default if such default is a monetary default, or ninety (90) days to cure such default if such default is a non-monetary default; provided, however, that if any such non-monetary default cannot reasonably be cured within such additional ninety (90) day period, then the Project Lender shall have such additional time to cure such non-monetary default as is reasonably necessary under the



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circumstances, so long as (a) the Project Lender shall have fully cured within such ninety (90) day period any default in the performance of any non-monetary obligations of Tenant hereunder that can reasonably be cured within such ninety
(90) day period and shall thereafter continue to faithfully perform all such monetary and other obligations and to diligently pursue such cure to completion and (b) if possession of the Premises is reasonably required in order to effect such cure, the Project Lender shall have acquired Tenant's interest hereunder or commenced foreclosure or other appropriate proceedings in the nature thereof within such ninety (90) day period or prior to the expiration thereof, and shall be diligently prosecuting any such proceedings to completion. All rights of Landlord to terminate this Lease as a result of the occurrence of any default by Tenant shall be subject to, and expressly conditioned upon, (i) the Project Lender's having received the notice specified above in this Section 9.4 and (ii) the Project Lender's having failed to take the actions set forth in this Section 9.4.

         9.5 Any default by Tenant under this Lease that cannot be remedied by the Project Lender shall nevertheless be deemed to have been remedied so long as (a) the Project Lender shall have taken the actions described in clauses (a) and (b) of Section 9.4 hereof within the time periods provided therein, (b) if the Project Lender shall have commenced foreclosure or other appropriate proceedings in the nature thereof under clause (b) of Section 9.4 hereof, then the Project Lender shall have completed such foreclosure or other appropriate proceedings or otherwise obtained possession of the Premises and (c) the Project Lender shall perform all obligations of Tenant under this Lease which arise thereafter and which can reasonably be performed by the Project Lender.

         9.6 If the Project Lender is prohibited by any process or injunction issued by any court or by reason of any action of any court having jurisdiction over any bankruptcy, reorganization, insolvency or other debtor-relief proceeding involving Tenant, from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof, then the times specified in Sections 9.4 and 9.5 hereof for commencing or prosecuting such foreclosure or other proceedings shall be extended for the period of such prohibition.

         9.7 Landlord shall deliver to the Project Lender a duplicate copy of any and all notices of default that Landlord may from time to time deliver to Tenant pursuant to the provisions hereof, and such copies shall be delivered to the Project Lender at, or as near as possible to, the same time such notices are delivered to Tenant. No notice of default by Landlord to Tenant hereunder shall be deemed to have been given unless and until a copy thereof shall have been delivered to the Project Lender as provided in this Section 9.7.

         9.8 Foreclosure of the Project Lender's Lien or any sale thereunder, whether by judicial proceedings or otherwise, or any conveyance or transfer of the interest of Tenant under this Lease from Tenant to the Project Lender through, or in lieu of, foreclosure or other appropriate proceedings in the nature thereof, shall not require the consent of Landlord or constitute a breach of any provision of or a default under this Lease, and upon such foreclosure, sale or conveyance Landlord shall recognize the Project Lender, or any other foreclosure sale purchaser, as Tenant hereunder. In the event the Project Lender becomes the Tenant under this Lease as provided herein, then the Project Lender shall be personally liable for the obligations of Tenant under this Lease only for the period of time that the Project Lender remains the Tenant hereunder, and the Project Lander shall have the right to assign this Lease without any restriction otherwise imposed on Tenant hereunder; provided, however, that the assignee of the Project Lender shall have expressly assumed all of the obligations of Tenant hereunder. Notwithstanding any other provision of this Lease, in the event that the Project Lender (a) performs any monetary or other obligation of Tenant under this Lease, (b) acquires any portion of the right, title or interest in the leasehold estate created by this Lease, (c) continues Tenant's operation of the Premises, the Facilities and/or any Increased Capacity Improvements under this Lease and/or (d) becomes personally liable to Landlord hereunder, then the Project Lender's liability to Landlord shall be limited by and to the Project Lender's right, title and interest, if any, in the Facilities and any Increased Capacity Improvements, and Landlord shall have no recourse against the Project Lender in excess of, and other than to proceed against, such right, title and interest; provided, however, that in the event the Project Lender continues the operations of Tenant on the Premises for a period of time (commencing on the date the Project Lender obtains possession of the Premises) in excess of two (2) years, then the foregoing limitation on liability shall not exculpate the Project Lender from personal liability to Landlord for Damages incurred by Landlord arising out of or attributable to the negligent or intentional acts of the Project Lender on the Premises.

         9.9 Upon Landlord's receipt of any notice in the nature of a notice of default with respect to any obligation of Landlord secured by any lien upon the Premises, Landlord shall immediately deliver a copy of such notice to Tenant and to the Project Lender. If and whenever Tenant or the Project Lender shall deem it necessary or appropriate to do so in order to protect its respective rights under this Lease, it may, at its option, pay and discharge any mortgage or other lien attached to the Premises or any portion thereof, and in such event it shall be subrogated to all the rights of the mortgagee, beneficiary, owner or holder of such mortgage or other lien.

         9.10 In the event that this Lease is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding, and if, within sixty (60) days after such rejection, the Project Lender shall so request, Landlord shall execute and deliver to the Project Lender a new ground lease of the Premises. Such new ground lease shall be for a term equal to the remainder of the term of this Lease before giving effect to such rejection, and shall contain the same covenants, agreements, terms, provisions and limitations as contained in this Lease (except for any requirements which shall have been fulfilled by Tenant prior to such rejection).

         9.11 Landlord and Tenant acknowledge, agree and covenant that notwithstanding the union of the fee simple title with any right, title or interest in the leasehold estate created hereby or under any other document or instrument in Landlord, Tenant, Project Lender, or any other Person, whether by purchase or otherwise, it is the declared intention of the parties hereto that the separation of the fee simple estate and the leasehold estate shall be maintained and that a merger shall not take place without the prior written consent of the Project Lender.

         9.12 Tenant and Landlord shall cooperate in including herein, by suitable amendment from time to time, any provision which any Project Lender or proposed Project Lender reasonably requests for the purpose of implementing the Project Lender-protective provisions contained in this Article 9 and affording the Project Lender or proposed Project Lender reasonable protection of its Project Lender's Lien in the event of a default by Tenant; provided, however, that Landlord shall not be required to include herein any additional provision which materially impairs the rights of Landlord under this Lease. Tenant and Landlord each agree to execute and deliver (and to acknowledge, if necessary for recording purposes) any document or instrument necessary to give effect to any such provision.

         9.13 Landlord shall, upon not less than ten (10) days prior written notice from Tenant or from any existing or proposed Project Lender (the "Requesting Party"), execute, acknowledge and deliver to the Requesting Party a statement in writing (a) certifying that this Lease has not been modified and is in full force and effect (or, if so modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which any payments due under this Lease are paid in advance, if any, and (b) acknowledging that there are not, to Landlord's knowledge, any uncured defaults under this Lease on the part of Tenant, or specifying such defaults if any are claimed. Any such statements may be conclusively relied upon by the Requesting Party. The failure of Landlord to deliver such statement within such time shall be conclusive upon Landlord that this Lease is in full force and effect and has not been modified, and that there are no uncured defaults in the performance of Tenant hereunder.

         9.14 The Project Lender shall be an express third party beneficiary of the covenants contained in this Lease, with rights and benefits under, and the ability to enforce, this Lease.

                              ARTICLE 10 INSURANCE

         10.1 At all times during the term of this Lease, Tenant shall procure and maintain the following policies of insurance, each of which shall be obtained from an insurance company rated at least B+ by A.M. Best Company and shall provide that it cannot be canceled or terminated without at least thirty
(30) days prior notice to Landlord:

                  10.1.1 Worker's compensation insurance as required by Law;

                  10.1.2 Comprehensive general liability insurance with a limit of no less than $1,000,000, combined single limit, bodily injury and property damage, for each occurrence; and

                  10.1.3 Excess public liability insurance in the form of an umbrella policy, which umbrella policy shall afford coverage of not less than $5,000,000 per occurrence over and above the coverage provided by the policy described in Section 10.1.2 hereof.

         10.2 In the event that Tenant has not renewed or replaced any such insurance policy within ten (10) days prior to the cancellation or termination thereof, then Landlord shall be entitled to cause such policy or policies to be renewed or replaced, and shall be entitled to invoice Tenant for the premiums paid by Landlord in connection with such renewal or replacement. Tenant shall reimburse Landlord for the amount of such invoice within ten (10) days after receipt thereof, and Tenant's failure to so reimburse Landlord within such ten
(10) day period shall be a material default hereunder.

                             ARTICLE 11 CONDEMNATION

         11.1 In the event of a taking by eminent domain or by inverse condemnation for any public or quasi-public use under any Law, the proceeds therefrom shall be distributed (a) first, to Tenant to the extent of all amounts necessary to pay in full all sums outstanding under the Financing and (b) second, to the parties hereto in accordance with their interests as they may appear (which, in the case of Tenant, shall include, without limitation, the Facilities, any Increased Capacity Improvements and any lost income therefrom); provided, however, that Landlord shall not exercise its eminent domain powers in any manner which would in whole or in part deny Tenant the rights and benefits provided in this Lease.

                         ARTICLE 12 DEFAULT AND REMEDIES

         12.1 Subject to the provisions of Article 9 hereof, the occurrence of any one or more of the following events shall constitute a material default by Tenant under this Lease:

                  12.1.1 The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of thirty (30) business days after written notice thereof from Landlord to Tenant.

                  12.1.2 The failure by Tenant to observe or perform any of the material covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than those referenced in Section 12.1.1 hereof, where such failure shall continue for a period of sixty (60) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's noncompliance is such that more than sixty (60) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said sixty (60) day period and thereafter diligently pursues such cure to completion.

                  12.1.3 (a) The making by Tenant of any general arrangement for the benefit of creditors, (b) Tenant's becoming a "debtor" as defined in 11 U.S.C. section 101, unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days after filing, (c) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located on the Premises or of Tenant's interest under this Lease, where possession is not restored within sixty (60) days, or (d) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest under this Lease, where such seizure is not discharged within sixty (60) days. In the event that any provision of this Section 12.1.3 is contrary to any applicable Law, such provision shall be of no force or effect.

         12.2 Subject to the provisions of Article 9 hereof, in the event of any material default of this Lease by Tenant, Landlord may take any of the following actions:

                  12.2.1 Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate, and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including, but not limited to: (a) the unpaid rent which had been earned at the time of termination; (b) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (c) the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for the detriment proximately caused by Tenant's failure to perform its obligations under this Lease.

                  12.2.2 Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have vacated or abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                  12.2.3 Pursue any other remedy now or hereafter available to Landlord under the Laws or judicial decisions of the State of California.

         12.3 Tenant hereby acknowledges that the late payment by Tenant to Landlord of any installment of rent or any other sum due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Accordingly, if any installment of rent or any other sum due from Tenant hereunder shall not be received by Landlord within ten (10) days after such amount shall be due, then Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, or prevent Landlord from exercising any of the other rights and remedies granted hereunder.

         12.4 Except as expressly provided herein, any amount due to Landlord hereunder that is not paid when due shall bear interest at the greater of (a) ten percent (10%) per annum or (b) five percent (5%) per annum above the discount rate established by the Federal Reserve Bank of San Francisco on advances to member banks under Section 13 or 13(a) of the Federal Reserve Act as in effect on the Rental Commencement Date, from the date due until fully paid. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

         12.5 Notwithstanding any other provision of this Lease, Landlord shall not commence any action or proceeding in which termination of this Lease is sought as a remedy unless Landlord also includes therein a prayer for damages; nor shall Landlord allege, in any such action or proceeding, that it should be entitled to terminate this Lease because damages would be an inadequate remedy. Tenant shall conclusively be deemed to have remedied any default upon which such a prayer for termination of this Lease is based, if, within thirty (30) days after the entry of a final, non-appealable judgment in such action or proceeding (or, if such action or proceeding is appealable but has not been appealed, then within thirty (30) days following the end of the applicable appeal period), Tenant pays to Landlord the full amount of the damages awarded to Landlord in such action or proceeding. The failure of Tenant to pay to Landlord the full amount of such damages award within such thirty (30) day period shall, subject to the rights of the Project Lender set forth in
Article 9 hereof, entitle Landlord to terminate this Lease by giving written notice of such termination to Tenant and to the Project Lender.

         12.6 Except in connection with the failure of Tenant to pay a damages award under and within the time period set forth in Section 12.5 hereof, Tenant may cure any monetary default hereunder by depositing the amount in controversy (not including claimed consequential, special, exemplary or punitive damages) in escrow with any reputable third party escrow, or by interpleading the same, which amount shall remain undistributed until final decision by a court of competent jurisdiction or upon agreement of the parties hereto.

                    ARTICLE 13 MISCELLANEOUS LEASE PROVISIONS

         13.1 Landlord may, at all reasonable times and upon reasonable notice to Tenant, enter on and inspect the Premises; provided, however, that such entry and inspection shall be conducted so as to not unreasonably interfere with Tenant's operations. The foregoing inspection rights shall be exercised only at the sole risk and cost of Landlord, and Landlord shall indemnify, defend and hold harmless Tenant from and against any and all Damages which may be imposed upon or incurred by Tenant or asserted against Tenant by any third Person, arising out of or attributable to such entry on or inspection of the Premises, and any activities conducted by or on behalf of Landlord in connection therewith.

         13.2 Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises. Tenant assumes all responsibility for the protection of Tenant, its agents, invitees and their property from the acts of third parties.

         13.3 Tenant shall surrender possession of the Premises to Landlord at the expiration or earlier termination of the term of this Lease. If Tenant fails to surrender the Premises at the expiration or earlier termination of this Lease, Tenant shall defend and indemnify Landlord from all liability and expense resulting from the delay or failure to do so, including, without limitation, claims made by any succeeding tenant founded on or resulting from Tenant's failure to do so.

         13.4 If Tenant, with Landlord's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Tenant, except that the rent payable shall be one hundred and twenty-five percent (125%) of the rent payable immediately preceding the termination date of this Lease.

         13.5 No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provisions. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

         13.6 No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at Law or in equity.

         13.7 All monetary obligations of Tenant to Landlord under the terms of this Lease shall be deemed to be rent.

                               ARTICLE 14 NOTICES

                  14.1 Any notices, statements, demands, correspondence or other communications required or permitted to be given hereunder shall be in writing and shall be given (a) personally, (b) by certified or registered mail, postage prepaid, return receipt requested, or (c) by overnight or other courier or delivery service, freight prepaid, to the following address, or, in the case of notices to the Project Lender, as provided in the notice of the Project Lender's lien delivered to Landlord under Section 9.1 hereof.

                  If to Landlord:

                           Imperial Irrigation District
                           333 E. Barioni Blvd.
                           Imperial, CA  92251
                           Attention:  Secretary, Board of Directors

                  If to Tenant:

                           Salton Sea Power Generation L.P.
                           Salton Sea Brine Processing L.P.
                           4365 Executive Drive, Suite 900
                           San Diego, California 92121
                           Attention:  Legal Department

Except as otherwise provided in Article 9 hereof, (i) notices delivered by hand shall be deemed received when delivered and (ii) notices sent by certified or registered mail or by overnight or other courier or delivery service shall be deemed received on the first to occur of (A) five (5) days after deposit in the United States mail or with such overnight or other courier or delivery service, addressed to such address or addresses, (B) written acceptance of delivery by the recipient or (C) written rejection of delivery by the recipient. Each party hereto may change its address for receipt of notices by sending notice hereunder of such change to the other party hereto in the manner specified in this Section, and the Project Lender may change its address for receipt of notices by sending notice hereunder to each of the parties hereto in the manner specified in this Section. Notwithstanding the foregoing, amounts payable to Landlord hereunder shall be deemed paid three (3) days after a check for the same, addressed to Landlord's address above, is deposited in the United States mail, first-class postage prepaid.

                            ARTICLE 15 FORCE MAJEURE

         15.1 Neither Landlord nor Tenant shall be liable in damages to the other for any act, omission or circumstance (an "Event of Force Majeure") occasioned by or in consequence of any acts or omissions of the other party hereto, acts of God, acts of the public enemy, wars, blockades, insurrections, riots, civil disturbances, strikes, lockouts, delays in transportation, epidemics, landslides, lightning, earthquakes, fires, storms, floods, explosions, sabotage, the binding order of any court or governmental authority which has been contested in good faith, the failure of any governmental authority to issue any permit, entitlement, approval or authorization within one hundred and twenty (120) days after an application for the same has been submitted, the effect of any Laws, or any other event or circumstance beyond the reasonable control of such party which prevents or hinders such party from performing its obligations hereunder, whether or not similar to the matters and conditions herein enumerated. In no event, however, shall an Event of Force Majeure relieve Tenant from the obligation to pay rent or any other payment due under this Lease.

                          ARTICLE 16 GENERAL PROVISIONS

         16.1 In addition to any other indemnities herein set forth, each party hereto (the "Indemnifying Party") shall indemnify, defend and hold harmless the other party hereto (the "Indemnified Party") from and against any and all Damages, whether or not arising out of third-party claims, which may be imposed upon or incurred by the Indemnified Party or asserted against the Indemnified Party by any third Person, arising out of or attributable to the failure of the Indemnifying Party to perform its obligations as provided in this Lease.

         16.2 The parties hereto shall cooperate each with the other to fully effectuate the purposes and intent of this Lease. Without limiting the generality of the foregoing, the parties covenant that they will execute, cause to be acknowledged and deliver any documents or instruments reasonably necessary to implement the intentions expressed or implied herein.

         16.3 Tenant shall, at its own expense, obtain such governmental approvals as shall be necessary to cause the Premises to comply with any Laws relating to subdivision or zoning. Without limiting the generality of Section
16.2 hereof, Landlord shall fully cooperate with Tenant's efforts to obtain such governmental approvals and, promptly upon written notice from Tenant, shall execute and deliver any and all applications, documents and instruments necessary or appropriate, in the reasonable discretion of Tenant, to apply for, process, obtain and/or implement all or any portion or element of any such governmental approval.

         16.4 The partners in Salton Sea Power Generation L.P. and Salton Sea Brine Processing L.P. shall be entitled to (a) merge or by other corporate reorganization combine the same into a single entity, or replace one or both of the same with one or more other entities, and Landlord acknowledges and agrees that no such merger or replacement shall have any affect on the rights and obligations of the parties under this Lease.

         16.5 The parties shall execute, cause to be acknowledged and deliver a memorandum of this Lease, which shall be recorded in the Official Records of Imperial County, California, and shall be in the form attached hereto as Exhibit "B".

         16.6 If either party hereto commences litigation for the enforcement, termination, cancellation or rescission hereof, or for damages for the breach hereof, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court and other costs incurred.

         16.7 Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition. As used herein, the neuter gender includes the masculine and the feminine, and the singular number includes the plural, and vice versa. This Lease shall be governed by the Laws of the State of California. This Lease shall be construed equally as against the parties hereto, and shall not be construed against the party responsible for its drafting. Time is of the essence with respect to the obligations to be performed under this Lease. All exhibits to which reference is made in this Lease are incorporated into this Lease. The liability of Salton Sea Power Generation L.P. and Salton Sea Brine Processing L.P. hereunder shall be joint and several.

         16.8 This Lease contains all agreements of the parties with respect to the subject matter of this Lease, and all prior or contemporaneous agreements, understandings, correspondence and negotiations, whether oral or written, pertaining to the subject matter of this Lease, shall be of no further force or effect, and are superseded hereby.

         16.9 Any obligations referred to herein to be performed at any time after the expiration or termination of this Lease, and all indemnities and hold harmless agreements provided herein, shall survive the expiration or earlier termination of this Lease.

         16.10 No termination or amendment of any of the provisions of this Lease shall be effective unless in writing, signed by the parties in interest at the time of the amendment.

         16.11 The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

         16.12 This Lease and the covenants contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective grantees, assignees, successors and assigns.

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first above written.

                               LANDLORD:

                                   IMPERIAL IRRIGATION DISTRICT,
                                   an irrigation district organized and existing under the laws of the State of California

                                   By:  /s/ Ralph W. Boeker
                                      ----------------------------------------
                                   Name:    Ralph W. Boeker
                                        --------------------------------------
                                   Its:     Vice Chairman
                                       ---------------------------------------


                               TENANT:

                                   SALTON SEA POWER GENERATION L.P.,
                                   a California limited partnership

                                   By: Salton Sea Power Company,
                                       a Nevada corporation, its general partner


                                       By: /s/ Jon R. Peele
                                          ------------------------------------
                                       Name:   Jon R. Peele
                                            ----------------------------------
                                       Title:  Vice President, Secretary
                                             --------------------------------

                                   SALTON SEA BRINE PROCESSING L.P.,
                                   a California limited partnership

                                   By: Salton Sea Power Company,
                                       a Nevada corporation, its general partner


                                       By: /s/ Jon R. Peele
                                          ------------------------------------
                                       Name:   Jon R. Peele
                                            ----------------------------------
                                       Title:  Vice President, Secretary
                                             ---------------------------------

                                   EXHIBIT "A"

                           Description of the Premises



         The following real property located in the County of Imperial, State of
California:


                  LOTS 5 AND 6, AND THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 5, TOWNSHIP 12 SOUTH, RANGE 13 EAST, SAN BERNADINO MERIDIAN, ACCORDING TO OFFICIAL PLAT THEREOF;

                  EXCEPTING THEREFROM ALL MINERALS (INCLUDING, WITHOUT LIMITATION, ALL GEOTHERMAL SUBSTANCES) LYING BELOW THE SURFACE OF SAID LAND.

                                   EXHIBIT "B"

                           Memorandum of Ground Lease

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Salton Sea Power Generation L.P.
Salton Sea Brine Processing L.P.
551 West Main Street
Suite 1
Brawley, California 92227
Attn:  Mr. Vincent Signorotti

---------------------------------------------------------------------------

                  Assessor's Parcel Number:  020-110-19.

                  The undersigned declare that this document conveys leasehold rights for a definite term of years, and hence NO DOCUMENTARY TRANSFER TAX IS DUE.

                  The real property described herein is located in an unincorporated area of Imperial County, State of California.

                           MEMORANDUM OF GROUND LEASE

                  THIS MEMORANDUM OF GROUND LEASE (the "Memorandum") is made as of November 24, 1993, at San Diego, California, between IMPERIAL IRRIGATION DISTRICT, an irrigation district organized and existing under the laws of the State of California ("Landlord"), and SALTON SEA POWER GENERATION L.P., a California limited partnership and SALTON SEA BRINE PROCESSING L.P., a California limited partnership (together, "Tenant").

                  1   This Memorandum is executed concurrently with that certain
Ground Lease of even date herewith, between Landlord and Tenant (the "Lease").

                  2   Pursuant to the Lease, Landlord hereby leases to Tenant,
on all of the terms and conditions and subject to all of the reservations contained in the Lease, the real property described on Exhibit "A" attached hereto.

                  3   The term of the Lease shall commence upon the date first
above written, and, unless sooner terminated as provided in the Lease, shall expire on November 24, 2026.

                  4   The terms and conditions of the Lease are incorporated
herein by reference. This Memorandum is prepared for the purpose of recordation only, and in no way modifies the terms and conditions of the Lease. If there is any inconsistency between the terms and conditions of this Memorandum and the terms and conditions of the Lease, the terms and conditions of the Lease shall control.

                  IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date first above written.


                               LANDLORD:

                                   IMPERIAL IRRIGATION DISTRICT,
                                   an irrigation district organized and existing under the laws of the State of California

                                   By: /s/ Ralph W. Boeker
                                      ----------------------------------------
                                   Name:   Ralph W. Boeker
                                        --------------------------------------
                                   Its:    Vice Chairman
                                       ---------------------------------------


                               TENANT:

                                   SALTON SEA POWER GENERATION L.P.,
                                   a California limited partnership

                                   By: Salton Sea Power Company,
                                       a Nevada corporation, its general partner


                                       By: /s/ Jon R. Peele
                                          ------------------------------------
                                       Name:   Jon R. Peele
                                            ----------------------------------
                                       Title:  Vice President, Secretary
                                             --------------------------------

                                   SALTON SEA BRINE PROCESSING L.P.,
                                   a California limited partnership

                                   By: Salton Sea Power Company,
                                       a Nevada corporation, its general partner


                                       By:  /s/ Jon R. Peele
                                          ------------------------------------
                                       Name:    Jon R. Peele
                                            ----------------------------------
                                       Title:   Vice President, Secretary
                                             ---------------------------------

                                 ACKNOWLEDGMENTS


STATE OF     California           )
        -------------------------
                                  )
COUNTY OF    San Diego            )
         ------------------------


         On December 21, 1993, before me, Cheryl Ciabattini, Notary Public, personally appeared Jon R. Peele, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


         WITNESS my hand and official seal.

          /s/ Cheryl Ciabattini
         ---------------------------------
                  Notary Public



STATE OF    California            )
        -------------------------
                                  )
COUNTY OF   San Diego             )
         ------------------------

         On December 21, 1993, before me, Cheryl Ciabattini, Notary Public, personally appeared Ralph W. Boeker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

          /s/ Cheryl Ciabattini
         ---------------------------------
                  Notary Public

                                   EXHIBIT "A"

                           Description of the Premises



         The following real property located in the County of Imperial, State of
California:


                  LOTS 5 AND 6, AND THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 5, TOWNSHIP 12 SOUTH, RANGE 13 EAST, SAN BERNADINO MERIDIAN, ACCORDING TO OFFICIAL PLAT THEREOF;


                  EXCEPTING THEREFROM ALL MINERALS (INCLUDING, WITHOUT LIMITATION, ALL GEOTHERMAL SUBSTANCES) LYING BELOW THE SURFACE OF SAID LAND.

================================================================================

                         FIRST AMENDMENT TO GROUND LEASE

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                  THIS FIRST AMENDMENT TO GROUND LEASE (the "Amendment") is made as of December 15, 1993, by and between IMPERIAL IRRIGATION DISTRICT, an irrigation district organized and existing under the laws of the State of California ("Landlord"), and SALTON SEA POWER GENERATION L.P., a California limited partnership and SALTON SEA BRINE PROCESSING L.P., a California limited partnership (together, "Tenant").

                  A. Landlord and Tenant are parties to that certain Ground Lease dated as of November 24, 1993, which affects the real property described in Exhibit "A" attached hereto (the "ground Lease").

                  B. Landlord and Tenant desire to amend the Ground Lease as provided herein.

         NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

                  1. Section 6.4 of the Ground Lease is hereby deleted in its entirety and replaced with the following:

                                    6.4 Tenant shall indemnify, defend and hold
                           harmless Landlord from and against any and all Damages which may be imposed upon or incurred by Landlord or asserted against Landlord by any third Person in connection with any violation of the provisions of Section 6.3 hereof, arising out of or attributable to (a) the assets, business, or operations of Tenant at or on the Premises or (b) any acts or omissions of or by Union Oil Company of California on the Premises prior to March 31, 1993, which, were said Union Oil Company of California a party hereto, would constitute a material violation of Section 6.3 hereof.

                  2. In the event that any inconsistency exists between the terms and provisions of this Amendment and the terms and provisions of the Ground Lease, the terms and provisions of this Amendment shall prevail, and any such inconsistent terms and provisions contained herein shall be construed as superseding and amending the terms and provisions of the Ground Lease. Except as expressly modified by this Amendment, the Ground Lease shall be unchanged and shall remain in full force and effect.


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                  IN WITNESS WHEREOF, Landlord and Tenant have executed this
Lease as of the date first above written.

                             LANDLORD:

                                 IMPERIAL IRRIGATION DISTRICT,
                                 an irrigation district organized and existing under the laws of the State of California

                                 By:   /s/ illegible
                                    -----------------------------------
                                 Name:
                                      ---------------------------------
                                 Its:
                                     ----------------------------------


                             TENANT:

                                 SALTON SEA POWER GENERATION L.P.,
                                 a California limited partnership

                                 By: Salton Sea Power Company,
                                     a Nevada corporation, its general partner


                                 By:   /s/ illegible
                                    -----------------------------------
                                 Name:
                                      ---------------------------------
                                 Title:
                                       --------------------------------


                                 SALTON SEA BRINE PROCESSING L.P.,
                                 a California limited partnership

                                 By: Salton Sea Power Company,
                                     a Nevada corporation, its general partner


                                 By:   /s/ illegible
                                    -----------------------------------
                                 Name:
                                      ---------------------------------
                                 Title:
                                       --------------------------------



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                                   EXHIBIT "A"

                           Description of the Premises



         The following real property located in the County of Imperial, State of
California:


                  LOTS 5 AND 6, AND THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 5, TOWNSHIP 12 SOUTH, RANGE 13 EAST, SAN BERNADINO MERIDIAN, ACCORDING TO OFFICIAL PLAT THEREOF;

                  EXCEPTING THEREFROM ALL MINERALS (INCLUDING, WITHOUT LIMITATION, ALL GEOTHERMAL SUBSTANCES) LYING BELOW THE SURFACE OF SAID LAND.